OTC: IMTH

TAKING TICKETING TECHNOLOGY TO THE MAX



TicketBash recorded sales of $7.6 M in 2024 and we've just added an explosive new component to the product mix. Our Proprietary AI-powered ticketing services are bringing efficiency, transparency and significant cost savings to an industry fraught with charges of price gouging and hidden monopolies.

TicketBash™

2025 EXPONENTIAL AI GROWTH
MONTHLY AI GENERATED SALES


100,000 LISTINGS (avg)
$160k
$120k
$80k
$40k
$0
GROSS REVENUE
62,000 LISTINGS (avg)
35,000 LISTINGS (avg)
24,000 LISTINGS (avg)
15,000 LISTINGS (avg)
5,000 LISTINGS (avg)
$3,000
$9,000
$14,400
$17,850
$25,420
$40,000
JAN 25
FEB 25
MAR 25
APR 25
MAY 25 (projected)
JUNE 25 (projected)
NET PROFIT


$40.57B
$36.26B
Theatre
Music
Sporting Events
2024
2028

A $36 BILLION MARKET RIPE FOR DISRUPTION

A MASSIVE AND GROWING MARKET:

- $36.2B US event ticketing industry in 2024, projected to exceed $40B by 2028 (2.85% CAGR)
- 120M+ ticket buyers expected by 2028, with user penetration reaching 33.5%

THE PROBLEM

CONSUMERS FACE MAJOR TICKETING CHALLENGES

EXCESSIVE FEES AND PRICE MANIPULATION
Consumers overpay due to hidden fees and secondary market markups.

OUTDATED AND UNRELIABLE LISTINGS
Slow updates cause tickets to sell out before buyers can purchase.

LACK OF TRANSPARENCY
Unclear pricing and fees frustrate consumers and reduce trust.

A FRUSTRATING USER EXPERIENCE
Complicated checkout process and poor customer service lead to abandoned sales.

THE **SOLUTION**

TicketBash solves the market inefficiencies with our **Proprietary AI-powered ticketing intelligence** where consumers never pay service fees, receive the best market pricing with full transparency, and a seamless live customer experience and support at scale.

AI-DRIVEN OPPORTUNITY SEEKER:
Continuously scans thousands of sources across primary and secondary markets to identify real-time pricing inefficiencies and uncover tickets priced lower than competitors.

REAL-TIME AVAILABILITY CHECKER:
Monitors venue seat maps 24/7 using continuous AI-driven tracking to verify inventory and eliminate outdated or misleading listings.

AUTOMATED DYNAMIC LISTER:
Uses real-time data and demand forecasting to intelligently list tickets without holding inventory, maximizing availability while reducing financial risk.

A WORLD OF **OPPORTUNITY**

NFL FOOTBALL



LONDON [2]
• 2 GAMES AT TOTTENHAM HOTSPUR STADIUM, 62.8K CAPACITY [1]
• WEMBLEY GAME - 90K CAPACITY [1]
MUNICH, GERMANY [2]
• ALLIANZ ARENA GAME - 70K CAPACITY [1]
MADRID, SPAIN
• GAME AT SANTIAGO BERNABEU STADIUM - 85K CAPACITY [1]
MEXICO [2]
• NFL OFFICE LOCATION [1]
BRAZIL
• 36M NFL FANS
AUSTRALIA [2]
• NFL OFFICE LOCATION [1]

1 VIEW SOURCE 2 VIEW SOURCE 3 VIEW SOURCE

A WORLD OF **OPPORTUNITY**

SOCCER & THEATER

SOCCER

PREMIER LEAGUE

- 20 STADIUMS, MORE THAN 700K CAPACITY
- WORLD CUP SELLS 3.2M TICKETS

UEFA CHAMPION LEAGUE

- MORE THAN 6.2M FANS IN 26 STADIUMS

THEATER

LONDON THEATER MARKET GENERATED $1.1B IN REVENUE IN 2022, WITH 16.4M ATTENDEES ACROSS THEATERS WITH A TOTAL CAPACITY OF 20.4M


ENGLAND

SCRATCHING THE SURFACE

- These numbers represent only a fraction of the total international market
- Major global events, like the World Cup, Olympics, Champions League, F1, and concert tours, drive millions of high-demand ticket sales annually.

PROVEN TRACTION
SCALABLE INTERNATIONAL GROWTH

SINCE 2016, TB HAS GENERATED OVER **$60MM IN REVENUE.**

HERE'S HOW IT SCALES:

$7.6M

2024

Generated **$7.6M in sales** in 2024 **without AI**. Beta tested proprietary AI technology to **scale 10X.**

$14M+

2025

Successfully implemented proprietary AI technology in 2025. Projected to surpass **$14M in revenue**, driving **~86% YoY growth.**

$62M+

2027

By 2027, we expect to be generating over **$62MM per annum**

GO-TO-MARKET **STRATEGY**

BUSINESS GROWTH STRATEGY

SHORT-TERM GOALS (NEXT 3 MONTHS)

- Expand and improve the use of our **Proprietary AI technology** enabling a 100%+ YoY increase in revenue
- Strengthen partnerships with key event organizers and stakeholders

LONG-TERM GOALS

- Expand internationally into high-demand markets
- Continuously improve our **Proprietary AI technology** for greater automation and operational efficiency
- Establish strategic alliances to solidify market dominance



GO-TO-MARKET **STRATEGY**



BUSINESS GROWTH STRATEGY

HOW WE'LL GET THERE

- Leverage our **Proprietary AI technology** to automate and streamline event ticketing and venue management
- Expand and enhance our technical system's capabilities and optimize AI performance
- Invest in marketing and business development to drive adoption and build strong partnerships
- Utilize data-driven insights to improve user experience and maximize venue engagement

COMPETITIVE **LANDSCAPE**

	TICKETBASH	TICKETMASTER	LIVENATION	SEATGEEK	STUBHUB
TRANSPARENT, ALL-IN PRICING	✓	✓	✓	✓	✓
LISTING ON MULTIPLE PLATFORMS	✓				✓
STATE-OF-THE-ART INVENTORY MANAGEMENT PLATFORM (DE-LISTING)	✓				✓
PROPRIETARY AI-DRIVEN INVENTORY MANAGEMENT PLATFORM	✓				
24/7 CUSTOMER SUPPORT	✓				
CONCIERGE EXPERIENCE COORDINATORS AVAILABLE	✓				







REVENUE **STREAMS**

- RETAIL TICKET SALES
- WHOLESALE TICKET SALES
- PROPRIETARY AI TECHNOLOGY LICENSING

RETAIL
TICKET SALES

- High-touch customer service experience for individual and corporate sales
- Direct-to-consumer ticket sales through TicketBash's **Proprietary AI-powered platform**
- Dynamic pricing maximizes margins while offering competitive consumer pricing
- Affiliate programs for corporate entities, trade groups, and philanthropic organizations


DAVE 31 WINFIELD
RANDY 35 JONES
TREVOR 51 HOFFMAN
JERRY COLEMAN BROADCAST CENTER
TOYOTA
53 CHRISTIAN WALKER
AVG .571



WHOLESALE **TICKET SALES**

- Leveraging relationships with major ticket exchanges to list and sell inventory
- Acquiring undervalued inventory for high-margin resale
- Arbitrage ticket trading ensures optimized profitability

PROPRIETARY **AI TECHNOLOGY LICENSING**



- Monetizing Ticket Insights technology, providing pricing and inventory data to third-party resellers



FINANCIAL **PROJECTIONS**

	ACTUAL **2024**	PROJECTED **2025**	PROJECTED **2026**	PROJECTED **2027**
Total Revenues	7,664,413	18,920,100	39,910,100	78,332,570
COGS	6,821,373	15,136,080	31,928,080	62,666,056
Gross Profit	843,091	3,784,020	7,982,020	15,666,514
Operating Expenses	1,034,325	1,189,589	1,368,027	1,573,231
NET INCOME (LOSS)	**(191,234)**	**2,594,431**	**6,613,993**	**14,093,283**

THE TICKETING REVOLUTION HAS ARRIVED

READY TO FIND YOUR SEAT? JOIN US IN REDEFINING TICKETING WITH OUR PROPRIETARY AI-DRIVEN TECHNOLOGY.

FOR ADDITIONAL INFORMATION, CONTACT US AT:

Ticketbash | vincent@ticketbash.com | 631-250-6888

IMTH | michael@inovativemedtechinc.com | 917.972.6037

APPENDIX



$40.57B
$36.26B
40
30
20
10
in billion USD (US$)
2024
2028
Music
Sporting Events

Assumptions.
These projections are based on assumptions and estimates and are subject to change, risks and uncertainties that may cause actual results to differ.

Market Highlights

- Revenue in the Event Tickets market is projected to reach US$36.26 billion in 2024.
- Revenue is expected to show an annual growth rate (CAGR 2024-2028) of 2.85%, resulting in a projected market volume of US$40.57 billion by 2028.
- The Music Events market has a projected market volume of US$16.98 billion in 2024.
- In global comparison, most revenue will be generated in the United States (US$36, 360.00m in 2024).
- The average revenue per user (ARPU) in the Event Ticket market is projected to amount to US$319.30 in 2024.
- In the Event Tickets market, the number of users is expected to amount to 120.4m users by 2028.
- User penetration in the Event Tickets market will be at 33.5% in 2024.

LEGAL DISCLOSURE

Purpose. The purpose (the "Purpose") of this confidential information presentation ("Presentation") is to provide preliminary information regarding Innovative MedTech, Inc. (the "Company"), parent company to Ticketbash, to parties interested in assessing whether or not they wish to proceed with a more detailed review of the Company.

Not an Offer, Solicitation or Prospectus. The Presentation is not an offer to sell or a solicitation of an offer to purchase securities of the Company or any other entity or to engage in any other transaction. It has been provided solely to assist the recipient in evaluating the Company. It is not, nor shall it be construed under any circumstances as, a prospectus, a public offering of securities, or an offering statement or memorandum under any applicable securities laws. The Presentation does not contain all of the information that would normally appear in an offering registered under the Securities Act of 1933, as amended. This presentation has been prepared by Innovative MedTech, Inc., ("Innovative MedTech" or the "Company") and includes information from other sources believed by management to be reliable. No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein. This presentation contains statements, estimates and projections with respect to the anticipated future performance of the company that may be deemed to be "forward-looking statements" within the meaning of the 'safe-harbor' provision of the Securities Litigation Reform Act of 1995.

Forward-Looking Statements. The Presentation includes certain statements, estimates and projections with respect to the Company's anticipated or possible future performance. In some cases, the recipient can identify forward looking statements by terms such as 'may', 'will', 'should', 'could', 'would', 'expects', 'plans', 'anticipates', 'believes', 'estimates', 'projects', 'predicts', 'potential', or 'continue' or the negative of those forms or other comparable terms. The Company's forward statements involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. As a result of these uncertainties, the recipient of the Presentation should not place undue reliance on the Company's forward-looking statements. In all cases, recipients should conduct their own investigation and analysis of the business, assets and the data set forth in this Presentation. The Company does not make any representation or warranty as to the accuracy or completeness of the information contained in this Presentation or made available in connection with any further investigation of the assets of the Company, including estimates or forecasts, and the Company shall not have any liability for any representations, express or implied, contained in, or omitted from, this Presentation or any other written or oral communications transmitted to the recipient in the course of an evaluation of the Company.

Use of Material. This Presentation contains confidential information and is provided to the person in possession of it (the "Recipient") on the understanding that: the Recipient will only use this Presentation and the information contained herein for the Purpose. The Recipient acknowledges and agrees that the Company will not be subject to any liability based on the information contained in this Presentation, errors therein or omissions therefrom, whether or not the Company knew or should have known of any such errors or omissions,or was responsible for or participated in its inclusion in or omission from this Presentation.

ESTIMATION VALUATION

PRE-MONEY
$14MM

POST-MONEY
$16MM

$2.0MM INVESTMENT
12.5%

SOURCES AND USES OF FUNDS

SEEKING $2.0MM IN GROWTH CAPITAL

HOW THE FUNDS WILL BE USED:

Tech	$750,000
Marketing	$400,000
Admin & Infrastructure	$400,000
Working Capital	$450,000
TOTAL	**$2,000,000**

MONTHLY **AI REVENUE EXPLOSIVE GROWTH**

Q1 2025



$20k
$10k
GROSS PROFIT
MAR 25
24,000 LISTINGS (avg)
FEB 25
15,000 LISTINGS (avg)
JAN 25
5,000 LISTINGS (avg)
$0
$50k
$100,000
GROSS REVENUE

APPENDIX

ACTUAL

	NUMBER OF LISTINGS	MONTHLY GROSS REVENUE (From AI)	MONTHLY GROSS PROFIT (From AI)
JANUARY 2025	5,000	$15,000	$3,000
FEBRUARY 2025	15,000	$45,000	$9,000
MARCH 2025	24,000	$68,000	$14,500

PROJECTED

	NUMBER OF LISTINGS	MONTHLY GROSS REVENUE (from AI)	MONTHLY GROSS PROFIT (from AI)
MAY 2025	54,000	$135,000	$27,000
JULY 2025	100,000	$300,000	$60,000
DECEMBER 2025	400,000	$1,200,000	$240,000
JULY 2026	642,313	$1,926,938	$385,388
DECEMBER 2026	900,877	$2,702,630	$540,526

THE MISSION

To transform the ticketing industry with Proprietary AI-driven technology, delivering a simpler, more transparent, and cost-effective way to attend live events worldwide.





ADVISORY **BOARD**

JEFFREY BASS
Founder, Executive Strategies Group, LLC

- Former Principal-in-Charge, Strategic Advisory Service (Margolin, Winer & Evens LLP, Baker Tilly)
- Chaired NY State & Northeast Regional Capital Formation Committees
- Advisor to US Departments of Energy & Commerce

KEVIN O'CONNOR
Former CEO, Dime Community Bank (16 years, $12B assets, 50+ branches)

- Senior leadership North Fork Bank & KPMG
- Expert in organic growth and community-driven financial strategies

CHRISTOPHER FUCCI
Managing Director, Three Generations Financial

- 26+ years in financial planning and investment advisory
- Specialist in growth-oriented financial strategies

OUR **LEADER-SHIP**

A highly-skilled and driven management team with decades of combined experience in the ticket, production, and live entertainment industry backed by a highly-qualified advisory team.



VINCENT GRIECO
Founder & CEO

- Founded TicketBash in 2016
- 25+ years experience in the ticket industry
- Responsible for over $100 million in ticket transactions

ED COOPER *Chief Financial Officer*

- 40+ years in accounting, tax, and financial consulting
- Expert in forensic accounting and guiding growth-focused companies

CORY ROSENBERG *Marketing*

- Award-winning brand developer and producer with experience in entertainment, media, and consumer products
- Brokered major licensing, marketing, and promotional deals (Marvel, Warner Bros., MGM, Hasbro)